December 30, 2010

CitizensSelect Funds

-CitizensSelect Treasury Money Market Fund

Supplement to the Current Prospectus

Effective January 1, 2011, the following information supersedes any contrary information contained in the section of the Funds’ Combined Prospectus entitled “Shareholder Guide – Buying and Selling Shares.”

How to Buy Shares.

The fund’s net asset value (NAV) is generally calculated at 3:00 p.m. and 8:00 p.m. on days the New York Stock Exchange is open for regular business.  An order will be priced at the next NAV calculated after the order and Federal Funds are received in proper form by the fund’s custodian or other authorized entity.  Orders in proper form placed prior to 3:00 p.m., and payments for which are received in or converted into Federal Funds by the fund’s custodian by 6:00 p.m., will become effective at the price determined at 3:00 p.m. on that day.  In this case, shares purchased will receive the dividend declared on that day.

Orders in proper form placed after 3:00 p.m. (after 5:00 p.m., orders may be placed only by compatible computer facility), but by 8:00 p.m., will become effective at the price determined at 8:00 p.m. on that day, if Federal Funds are received by the fund’s custodian by 11:00 a.m. on the following business day.  In this case, shares purchased will start earning dividends on the business day following the date the order became effective.  Orders placed for shares between 5:00 p.m. and 8:00 p.m. by a means other than compatible computer facility will not become effective until the following business day.  All times are Eastern time.

How to Sell Shares.

You may sell (redeem) shares any time by wire, telephone, or compatible computer facility.  If a redemption request is received in proper form by the fund’s transfer agent or other authorized entity by 3:00 p.m., the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day, and the shares will not receive the dividend declared on that day.  If a request for redemption is received in proper form by the fund’s custodian or other authorized entity after 3:00 p.m., but by 8:00 p.m., the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the next business day, and the shares will receive the dividend declared on that day.  All times are Eastern time.  Any certificates representing fund shares being sold must be returned with your redemption request.